Pilgrim’s Pride Corporation Financial Results for Third Fiscal Quarter Ended September 25, 2011 1 Exhibit 99.1

Cautionary Notes and  Forward-Looking Statements

Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,”
“believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,”  “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors;
while JBS USA Holdings, Inc. (“JBS USA”) has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS
USA may not be able to fully achieve all of the anticipated synergistic from the sale of 67% of the company’s common stock to JBS USA within the time frames expected; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and
the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the
Securities and Exchange Commission (the “SEC”).
Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
We have included certain information regarding our results of operations and components thereof that have been adjusted  to exclude charges associated with the company’s restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
“EBITDA” is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined  as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies.  See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.  EBITDA is presented because we believe it provides meaningful additional information concerning a company’s operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted
Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under
GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Third Quarter 2011 Financial Review
Net loss of $162.5 million, or $0.76 per share, vs. net profit of $57.9 million, or $0.27 per share for the comparable quarter a year earlier
Even with the non-recurring events, Pilgrim’s generated a positive operating cash flow of $10.7 million
Total net sales increased 10.0%, or $171.4 million
Quarter with strategic decisions that must be made to generate positive impact on future quarters and with external non-recurring events that impacted our result:
Total impact of non-recurring events reached US$52.7 million
Recurring EBITDA (excluding non-recurring events) was a loss of $31.4 million vs. a positive
$170 million for the same period a year ago
Overall this year we have sold approximately 5 billion pounds at an average of 3.8 cents less than in the prior year.  This equates to almost $200 million less in revenue year over year.
We’ve also incurred grain costs year to date that are $545 million higher than 2010

Results Highlights

* Adjusted for $52.7 million in non-recurring events in COGS and SG&A
Main Indicators ($MM) 3Q10 3Q11
Net Revenue 1,719.8 1,891.2
Gross (Loss) Profit 159.8 (62.4)
Net Income 57.9 (162.5)
EBITDA 170.0 (84.1)
Recurring EBITDA* 170.0 (31.4)

1,447
1,502
3Q2010
3Q2011

118
196
3Q2010
3Q2011

155
193
3Q2010
3Q2011

Sales Breakdown
Domestic Sales ($MM)
+3.8%
Exports ($MM) Mexico Sales ($MM)
Domestic: higher volume on lower average price
Exports: higher volume and higher price
Mexico: higher volume on lower average price
+65.6%
+24.8%

$ / Lb
'06-'10 Avg
2009
2010
2011

$ / Lb
'06-'10 Avg
2009
2010
2011

$ / Lb
'06-'10 Avg
2009
2010
2011

$ / Lb
'06-'10 Avg
2009
2010
2011

Market Prices Bird MW WOG (Without Giblets) MW Breast Tender Out MW Wings MW Leg Quarters 6

27
1,560
1,926
3Q2010
3Q2011
Recurring
Non-recurring

11
45
51
3Q2010
3Q2011
Recurring
Non-recurring

Operating Costs
COGS ($MM)
+23.5%
SG&A ($MM)

Non recurring Events:
– $11.5 MM in Egg/ pullets destruction
– $6 MM LOCOM
– $7.9 MM inventory recall costs
– Uninsured Losses in Marshville: $1.9MM
Non recurring Events:
– $8.8 MM in HFS Assets
– $2.6 MM in Dallas shut-down costs
Other Impacts (below the line) : US$14 MM FX loss on Mexico
+13.5%

Feed Costs
Corn ($ per Bushel) Soymeal ($per ton)

65.3%
15.4%
7.65
6.17
382
326
Feed ingredients purchased were approximately $102 million higher during the quarter than the year-ago period
For the year, feed ingredients purchased were $545 higher than 2010
4.21
Q3 2010 Q3 2011
305
352
Q3 2010 Q3 2011
6.96

Results of Operations

Main Indicators ($MM) 3Q10 3Q11 Change
Net Income 57.9 (162.5) (220.4)
Net Income per Share
Basic 0.27 (0.76) (1.03)
Diluted 0.27 (0.76) (1.03)
Recurring Net Income* 57.9 (109.8) (170.2)
Recurring Net Income per Share
Basic 0.27 (0.52) (0.79)
Diluted 0.27 (0.52) (0.79)
* Adjusted for $11.5MM in Egg/Hen disposal, $7.9MM in expenses related to a product  recall, $6MM in LOCOM, $1.9MM in Marshville uninsured costs.  Also includes adjustments for $8.8MM in assets that were sold during the period , $2.6MM of Dallas shut-down costs and $14MM in FX loss in Mexico due to impacts of devaluation of Peso on Mexico Balance Sheet net income
depeciation
Non Cash entries
Change in WC
Others/ derivatives
(162.8)
(53.6)
(28.7)
(52.3)
(38.9)

Operating Cash Flow and CAPEX
Operating Cash Flow ($MM)

Capex ($ MM)
Tight reign on capital spending
Capex for the year to be around $130
million
Positive Operating Cash Flow in the Quarter
– Reduction of A/R
– Optimizing Inventory
– Non-cash, non-recurring impacts
10.7
179.3
64.0
39.2
18.7
121.9
2010 Total Q1 Q2 Q3 2011 YTD

Total Debt and Availability

Sources of Liquidity
Amount Available
Q1 Q2 Q3
Cash and cash equivalents 63 34.6 46.9
Short-term investments in available-for-
sale securities 1.4 0.8 0.1
Borrowing arrangements:
Exit Credit Facility 334.7 279.8 243.9
ING Credit Facility 46.5 46.8 22.2*
JBS Subordinated Loan Agreement - 50 50
* The total credit line is $46.8MM, with $22.2 currently committed
Total debt: US$1.5 billion
– Net Interest: $27.9 MM
Liquidity of $362.8MM

Highlights and Strategy Going Forward
Quarter with difficult decisions that must be made to generate positive impact on future quarters
Grain volatility is here to stay
Chicken Industry is adjusting its offer to meet demand and cold inventories are already below
2010 levels
We remain committed to Become the best managed and most respected company in our industry:
Relentless pursuit of operational excellence by achieving T25 performance and meeting 400 mm annualized cost improvement.
Become irreplaceable valued partner to key customers.
Create an ownership culture of accountability and improvement.
Add value to exports
Risk Management

IR Contact Investor Relations: Rosemary Geelan E-mail: rosemary.geelan@pilgrims.com Phone: +1 (970) 506-8192 Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 13